Exhibit 24

Power of Attorney

Know all by

these presents, that the undersigned hereby constitutes and appoints each of Steven M. Rapp and David Yawman, signing singly, the undersigned's true and lawful attorney-in-fact to execute and file on behalf of the undersigned in the undersigned's capacity as a Director of The Pepsi Bottling Group, Inc.(PBG)
all necessary and/or required

applications, reports,
registrations, information, documents and

instruments filed or
required to be filed by PBG with the Securities and
Exchange Commission
(SEC), any stock exchanges or any governmental

official or agency,
including without limitation:

1)execute
and
file any amendment or supplement to PBG's Annual Report on Form
10-K
for the year ended December 31, 2005, with all exhibits thereto and other documents in connection therewith (the Form 10-K);

2)do
and
perform any and all acts for and on behalf of the undersigned which may
be necessary or desirable to complete and execute the

Form 10-K and
timely file the Form 10-K;

3)execute and file
Forms 3, 4 and 5 in
accordance with Section 16(a)
of the Securities
Exchange Act of 1934 and
the rules thereunder;

4)do and perform
any and all acts for and on
behalf of the
undersigned which may be
necessary or desirable to
complete
and execute any such Form 3, 4 or 5
and timely file such form;


5)execute and file Form 144 in
accordance with Rule 144 of the

Securities Act of 1933 and the rules
thereunder;

6)do and perform
any and all acts for and on behalf of
the
undersigned which may be
necessary or desirable to complete

and execute any such Form 144 and
timely file such form;


7)execute and file Registration Statements on Form S-8 under the
Securities Act of 1933;

8)do and perform any and
all acts for and
on behalf of
the undersigned which may be necessary or desirable to

complete and execute any such Registration Statements on
Form S-8
and timely file such form; and

9)take any other action of any
type
whatsoever in connection
with the foregoing, which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of,

or legally required
by, the undersigned, it being understood that the

documents executed
by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The
undersigned hereby grants to
each such attorney-in-fact full
power
and authority to do and perform
any and every act and thing
whatsoever
requisite, necessary, or proper to
be done in the exercise
of any of
the rights and powers herein granted,
as fully to all
intents and
purposes as the undersigned might or could do if personally present, with full power of substitution or revocation,

hereby ratifying and
confirming all that such attorney-in-fact, or such attorney-in-facts substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of
Attorney and the rights and powers
herein
granted.
Each of the attorneys-in-fact named herein shall have the power to act hereunder with or without the other.
The undersigned

acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is
PBG
assuming, any of the undersigned's
responsibilities to comply
with
Section 16 of the Securities Exchange
Act of 1934.

IN
WITNESS
WHEREOF,the undersigned has caused this Power of Attorney to be executed on the date set forth below.

By:  /s/ Linda G. Alvarado

Linda G.
Alvarado
Director

Date: December 20,
2005